                                                                    EXHIBIT 99.1


                                                     Contact: Investor Relations
FOR IMMEDIATE RELEASE                                             (765) 771-5310


                      WABASH NATIONAL CORPORATION ANNOUNCES
                     SECOND QUARTER AND YEAR TO DATE RESULTS

         LAFAYETTE, INDIANA, July 20, 2004 . . . Wabash National Corporation (NYSE: WNC) announced today results for the three and six month periods ended June 30, 2004. Net sales for the quarter were $255 million compared to $230 million for the same period last year. Net income for the quarter was $18 million or $0.56 diluted earnings per share, compared to a loss of $(27) million or $(1.07) per share for the same period last year. For the six months ended June 30, 2004, net sales were $476 million compared to $453 million for 2003. Net income for the first six months of 2004 totaled $25 million or $0.80 per share, compared to a net loss of $(26) million or $(1.03) per share last year. Sales for the three and six month periods of 2003 included $21 million and $41 million, respectively, of sales associated with certain assets of our trailer rental and leasing and wholesale aftermarket parts distribution businesses which were sold in September 2003. Results for both of the 2003 periods include a $29 million asset impairment charge related to those businesses equal to $(1.11) per share.

         Commenting on the quarter, Bill Greubel, President and Chief Executive Officer, stated, "We were successful in obtaining price increases to more than offset rapidly escalating prices for key raw materials. Results for the quarter clearly demonstrate both the capability of our manufacturing organization to leverage higher value on increased volume and the value of our technology complimenting an expanding market presence throughout the industry. Manufacturing cycle time reductions and cost containment actions contributed to expanded margins. Retail distribution operations continued to improve but have yet to achieve profitability. Quote and order patterns moderated from the pace observed earlier in the year; however they remain sufficiently strong to maintain our increased production rates. Going forward we believe the industry will continue to see increased demand both from an accelerating replacement cycle and growth associated with high fleet utilization levels."

         Wabash will conduct a conference call to review and discuss its first quarter financial results on Wednesday, July 21, 2004, at 10:00 AM Eastern time. The phone number to access the conference call is 800-633-8680. The call can also be accessed live on the Company's Internet website at http://www.wabashnational.com. For those unable to participate in the live webcast, the call will be archived at http://www.wabashnational.com within three hours of the conclusion of the live call and will remain available through August 11, 2004.

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         Wabash National Corporation designs, manufactures, and markets standard and customized truck trailers under the Wabash(TM) brand name. The Company is one of the world's largest manufacturers of truck trailers and a leading manufacturer of composite trailers. The Company's wholly owned subsidiary, Wabash National Trailer Centers, is one of the leading retail distributors of new and used trailers and aftermarket parts throughout the U.S. and Canada.

         This press release contains certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, continued improvements in our manufacturing capacity and cost containment, and dependence on industry trends. Readers should review and consider the various disclosures made by the Company in this press release and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

                                       ***



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                          WABASH NATIONAL CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                  (Unaudited)

                                                              Three Months                         Six Months
                                                             Ended June 30,                      Ended June 30,
                                                      ---------------------------         ---------------------------
                                                         2004              2003              2004              2003
                                                      ---------         ---------         ---------         ---------
NET SALES                                             $ 254,899         $ 230,231         $ 476,496         $ 452,739
COST OF SALES                                           218,264           205,586           416,739           404,928
LOSS ON ASSET IMPAIRMENT                                     --            28,500                --            28,500
                                                      ---------         ---------         ---------         ---------
       Gross profit (loss)                               36,635            (3,855)           59,757            19,311
GENERAL AND ADMINISTRATIVE EXPENSES                      10,260             8,906            20,684            20,526
SELLING EXPENSES                                          3,851             5,966             7,626            10,928
                                                      ---------         ---------         ---------         ---------
       Income (loss)  from operations                    22,524           (18,727)           31,447           (12,143)
OTHER INCOME (EXPENSE):
       Interest expense                                  (2,769)          (10,794)           (5,666)          (18,884)
       Foreign exchange gains and losses, net              (405)            2,733              (545)            5,589
       Other, net
                                                           (589)             (480)              384              (400)
                                                      ---------         ---------         ---------         ---------
       Income (loss) before income taxes                 18,761           (27,268)           25,620           (25,838)
INCOME TAX PROVISION                                        499                --               499                --
                                                      ---------         ---------         ---------         ---------
       Net income (loss)                                 18,262           (27,268)           25,121           (25,838)
PREFERRED STOCK DIVIDENDS                                    --               264                --               528
                                                      ---------         ---------         ---------         ---------
NET INCOME (LOSS) APPLICABLE TO COMMON
STOCKHOLDERS                                          $  18,262         $ (27,532)        $  25,121         $ (26,366)
                                                      =========         =========         =========         =========
BASIC NET INCOME (LOSS) PER SHARE                     $    0.67         $   (1.07)        $    0.93         $   (1.03)
                                                      =========         =========         =========         =========
DILUTED NET INCOME (LOSS) PER SHARE                   $    0.56         $   (1.07)        $    0.80         $   (1.03)
                                                      =========         =========         =========         =========
COMPREHENSIVE INCOME (LOSS)
       Net income (loss)                              $  18,262         $ (27,268)        $  25,121         $ (25,838)
       Foreign currency translation adjustment             (593)              243              (822)              444
                                                      ---------         ---------         ---------         ---------
NET COMPREHENSIVE INCOME (LOSS)                       $  17,669         $ (27,025)        $  24,299         $ (25,394)
                                                      =========         =========         =========         =========


                                                Retail &
Three months ended            Manufacturing    Distribution       Eliminations         Total
------------------            -------------    ------------       ------------         -----
          2004
          ----
       Net Sales                $ 227,839        $  61,185         $ (34,125)        $ 254,899
       Operating Results        $  24,982        $    (141)        $  (2,317)        $  22,524

          2003
          ----
       Net Sales                $ 167,483        $  75,375         $ (12,627)        $ 230,231
       Operating Results        $  10,592        $ (29,595)        $     276         $ (18,727)

Six months ended
----------------
          2004
          ----
       Net Sales                $ 416,035        $ 118,727         $ (58,266)        $ 476,496
       Operating Results        $  35,803        $  (2,056)        $  (2,300)        $  31,447

          2003
          ----
       Net Sales                $ 334,140        $ 153,731         $ (35,132)        $ 452,739
       Operating Results        $  18,815        $ (31,257)        $     299         $ (12,143)

                                                                        Three Months Ended              Six Months Ended
                                                                             June 30,                       June 30,
                                                                  ------------------------------    ------------------------
                                                                     2004            2003             2004           2003
                                                                  ---------       ---------         --------        --------
Basic earnings (loss) per share:
      Net income (loss) applicable to common stockholders          $ 18,262        $(27,532)        $ 25,121        $(26,366)
                                                                   ========        ========         ========        ========
      Weighted average common shares outstanding                     27,145          25,705           27,067          25,680
                                                                   ========        ========         ========        ========
      Basic earnings (loss) per share                              $   0.67        $  (1.07)        $   0.93        $  (1.03)
                                                                   ========        ========         ========        ========

Diluted earnings (loss) per share:
      Net income (loss) applicable to common stockholders          $ 18,262        $(27,532)        $ 25,121        $(26,366)
      After-tax equivalent of interest on convertible notes           1,204              --            2,408              --
                                                                   --------        --------         --------        --------
      Diluted net income (loss) applicable to common
      stockholders                                                 $ 19,466        $(27,532)        $ 27,529        $(26,366)
                                                                   ========        ========         ========        ========
      Weighted average common shares outstanding                     27,145          25,705           27,067          25,680
      Dilutive stock options                                            906              --              946              --
      Convertible notes equivalent shares                             6,510              --            6,510              --
                                                                   --------        --------         --------        --------
      Diluted weighted average common shares outstanding             34,561          25,705           34,523          25,680
                                                                   ========        ========         ========        ========
      Diluted earnings (loss) per share                            $   0.56        $  (1.07)        $   0.80        $  (1.03)
                                                                   ========        ========         ========        ========





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                           WABASH NATIONAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)
                                    Unaudited

                                                                  June 30,      December 31,
                                                                    2004            2003
                                                                  --------      ------------
                                     ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $  5,645        $ 12,552
     Accounts receivable, net                                       94,750          66,641
     Current portion of finance contracts                            3,092           4,727
     Inventories                                                   107,608          84,996
     Prepaid expenses and other                                      8,300          10,249
                                                                  --------        --------
        Total current assets                                       219,395         179,165

PROPERTY, PLANT AND EQUIPMENT, net                                 127,342         130,594

EQUIPMENT LEASED TO OTHERS, net                                     15,999          21,187

FINANCE CONTRACTS, net of current portion                            4,349           6,155

GOODWILL, net                                                       35,187          36,045

OTHER ASSETS                                                        18,081          23,890
                                                                  --------        --------
                                                                  $420,353        $397,036
                                                                  ========        ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Current maturities of long-term debt                         $  8,729        $  7,337
     Accounts payable                                               88,036          68,437
     Other accrued liabilities                                      57,249          61,421
                                                                  --------        --------
       Total current liabilities                                   154,014         137,195

LONG-TERM DEBT, net of current maturities                          204,075         219,979

OTHER NONCURRENT LIABILITIES AND CONTINGENCIES                      11,278          17,700

STOCKHOLDERS' EQUITY                                                50,986          22,162
                                                                  --------        --------
                                                                  $420,353        $397,036
                                                                  ========        ========



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                           WABASH NATIONAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)

                                                                                         Six Months
                                                                                       Ended June 30,
                                                                                ----------------------------
                                                                                   2004              2003
                                                                                ---------         ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                                         $  25,121         $ (25,838)
      Adjustments to reconcile net income (loss) to net cash provided by
      (used in) operating activities:
         Depreciation and amortization                                              9,895            13,327
         Net gain on the sale of assets                                              (473)             (429)
         Provision for losses on accounts receivable and finance                     (134)              940
         contracts
         Cash used for restructuring activities                                      (889)             (159)
         Trailer valuation charges                                                    169             2,057
         Loss on asset impairment                                                      --            28,500
         Change in operating assets and liabilities:
            Accounts receivable                                                   (27,975)          (52,104)
            Inventories                                                           (20,530)            2,823
            Refundable income taxes                                                    71               886
            Prepaid expenses and other                                                303             3,792
            Accounts payable and accrued liabilities                               17,714             2,479
            Other, net                                                                798            (1,224)
                                                                                ---------         ---------
               Net cash provided by (used in) operating activities                  4,070           (24,950)
CASH FLOWS FROM INVESTING ACTIVITIES:
      Capital expenditures                                                         (3,936)           (3,460)
      Proceeds from sale of leased equipment and finance contracts                     --             4,805
      Principal payments received on finance contracts                              2,204             4,389
      Proceeds from the sale of property, plant and equipment                       2,104             1,749
                                                                                ---------         ---------
               Net cash provided by investing activities                              372             7,483
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from exercise of stock options                                       3,163               756
      Borrowings under trade receivables and revolving credit facilities          331,975            56,418
      Payments under trade receivables and revolving credit facilities           (341,399)          (18,649)
      Payments under long-term debt and capital lease obligations                  (5,088)          (48,571)
      Debt issuance costs                                                              --            (1,531)
                                                                                ---------         ---------
               Net cash used in financing activities                              (11,349)          (11,577)
                                                                                ---------         ---------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                          (6,907)          (29,044)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                   12,552            35,659
                                                                                ---------         ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $   5,645         $   6,615
                                                                                =========         =========